                                                                   EXHIBIT 10.14

                    AMENDMENT TO CONVERTIBLE PROMISSORY NOTE
           AND WARRANT PURCHASE AGREEMENT AND PREFERRED STOCK PURCHASE
                                    WARRANT

         This Amendment (this "Amendment") to that certain Convertible Promissory Note and Warrant Purchase Agreement dated as of May 10, 1999 (the "Purchase Agreement") and Preferred Stock Purchase Warrant is made as of March ___, 2000 by and among Sequoia Software Corporation, a Maryland corporation (the "Company") and the parties set forth on Schedule I hereto (the "Warrantholders"). The Company and the Warrantholders are collectively referred to herein as the "Parties". All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

                                    RECITALS

         WHEREAS, the Company issued and sold Notes in an original aggregate principal amount of $5,000,000 to the Warrantholders pursuant to the terms of the Purchase Agreement; and

         WHEREAS, concurrently with the Initial Closing and Subsequent Closings of the purchase and sale of the Notes under the Purchase Agreement, in consideration of the purchase of the Notes, the Company issued to each Warrantholder a warrant (collectively, the "Warrants") in the form attached hereto as Exhibit A; and

         WHEREAS, pursuant to the terms of the Purchase Agreement, each Warrantholder converted the outstanding principal and accrued but unpaid interest on its Note into shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"); and

         WHEREAS, the Parties desire to amend the terms of the Purchase Agreement and the Warrants to set forth their mutual agreement and understanding.

         NOW, THEREFORE, in consideration of the premises, mutual promises and covenants contained in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

         1. Amendment of Purchase Agreement. The Purchase Agreement shall be deemed to be amended as follows: the following shall be added immediately after the last sentence of Section 3:

                  "Notwithstanding anything to the contrary herein, in the event that the Series C Preferred Stock shall have automatically converted into shares of common stock, par value $0.001 per share, of the Company ("Common Stock") pursuant to the terms of the Articles of Amendment and Restatement of the Company, the term "Offered Securities" shall mean shares of Common Stock."

         2. Amendment of Warrant. Each Warrant held by each Warrantholder shall be deemed to be amended as follows:

                  a) the following clause shall be deemed to be added immediately after the end of the first sentence of paragraph (a) of Section 2:

                           "; provided, that, notwithstanding anything to the
contrary herein, in the event that pursuant to Section 3 of the Purchase Agreement, as amended, shares of Common Stock shall constitute Offered Securities, the Holder may exercise this Warrant for shares of Offered Securities at an exercise price equal to $4.11.

                  b) the following clause shall be deemed to be added immediately after the end of the first sentence of paragraph (b) of
         Section 2:

                           "; provided, that, notwithstanding anything to the
                  contrary herein, in the event that pursuant to Section 3 of the Purchase Agreement, as amended, shares of Common Stock shall constitute Offered Securities, this Warrant shall be exercisable by the Holder for the number of shares of Common Stock set forth opposite its name on Schedule I hereto, as may be adjusted by the Company from time to time for stock dividends, stock splits, reclassifications, combinations, consolidations or similar events."

                  c) the following clause shall be deemed to be added immediately after the end of the first sentence of Section 5:

                           "; provided, that, notwithstanding anything to the contrary herein, in the event that pursuant to Section 3 of the Purchase Agreement, as amended, shares of Common Stock shall constitute Offered Securities, upon exercise of this Warrant the Holder shall be entitled to the same registration rights enjoyed by the initial purchasers of the Series C Preferred Stock, other than the right of Baker Communications Fund, L.P. to request registration of the Offered Securities."

3. Representations and Warranties of the Parties. Each Party hereby represents and warrants to the other Parties that it has full power and authority and has taken all required action necessary to permit it to execute and deliver and to carry out the terms of this Amendment and all other documents, instruments or transactions contemplated hereby.

4. Choice of Law. The internal laws of the State of Maryland shall govern the enforceability and validity of this Agreement without regard to the conflicts of law principles thereof.

5. Parties in Interest. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto. This Amendment shall not run to the benefit of or be enforceable by any person other than a party to this Amendment and its successors and assigns.

7. Headings. The headings of the Sections and paragraphs of this Amendment have been inserted for convenience and reference only and do not constitute a part of this Amend.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                       COMPANY:

                                       SEQUOIA SOFTWARE CORPORATION


                                       By:
                                          --------------------------------------
                                                    Mark Wesker, President

                                       WARRANTHOLDERS:


                                       ANTHEM CAPITAL, L.P.

                                       By:     Anthem Capital Partners, L.P.
                                               General Partner

                                       By:     Anthem Capital Partners, Inc.
                                               General Partner

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------


                                       NEPA VENTURE FUND II, L.P.

                                       By:     NEPA II Management Corporation
                                       Its:    General Partner

                                       By:
                                          --------------------------------------
                                            Marc Benson, Vice President
                                            8230 Boone Boulevard
                                            Suite 347
                                            Vienna, VA 22182

                                       ----------------------------------
                                       Richard C. Faint, Jr.

                                       ----------------------------------
                                       Kenneth E. Homa


                       {Signatures Continue on Next Page}

APPROVED                                   NELSON BUNKER HUNT TRUST ESTATE
                                            TRUST B

By:                                        By:
   -----------------------------              ----------------------------------
Miro Vranac, Jr. Member Advisory                   F.C. Vickers, Trustee
      Board

                                           LYDA BUNKER HUNT TRUST -
                                           MARY HUDDLESTON

By:                                        By:
   -----------------------------              ----------------------------------
Mary Hunt Huddleston, Trustee                     Miro Vranac, Jr., Trustee


                                           -------------------------------------
                                           Mary Hunt Huddleston


                                           FLANDERS LANGUAGE VALLEY FUND, C.V.A.


                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


                                           LAMBRO'S L.P.
                                           By:  CJ Capital Management LLC

                                           By:
                                              ----------------------------------
                                                    Dennis Kemper
                                                    Investment Advisor

                                           SMART TECHNOLOGY VENTURES 2

                                             By:
                                                --------------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


                       {Signatures Continue on Next Page}

                                         ---------------------------------------
                                         Harris Kaplan


                                         ---------------------------------------
                                         Margaretha Zeyen Many


                                         JODA ENTERPRISES, LTD.


                                         By:
                                            ------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


                                         ---------------------------------------
                                         Andrew J. Filipowski

                                         Odyssey Capital, L.P.

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------


                                         ---------------------------------------
                                         John Bendheim

                                         SEQ Capital Investments

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

                                           R. Torbati Family Trust Dtd. 08/15/93

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

                                         ---------------------------------------
                                         W. Phillip Walsh and Edna A. Walsh
                                         as JTWROS


                                         ---------------------------------------
                                         Thomas Barry


                                         ---------------------------------------
                                         Cillian O'Bradaigh


                                         ---------------------------------------
                                         John Whittier Mason


                                         ---------------------------------------
                                         Brian Wade


                                         ---------------------------------------
                                         Linnea Conrad

                                   Schedule I

NAME OF WARRANTHOLDER                   NUMBER OF SHARES OF COMMON STOCK
---------------------                   --------------------------------
Anthem Capital, L.P.                                 27,263

NEPA Venture Fund II, L.P.                           10,594

Richard C. Faint, Jr.                                25,487

Kenneth E. Homa                                      11,101

Nelson Bunker Hunt Trust Estate
-- Trust B                                           15,156

Lyda Bunker Hunt Trust - Mary
Huddleston                                            5,052

Mary Hunt Huddleston                                   506

Flanders Language Valley Fund, C.V.A.                31,575

Lambro's L.P.                                        68,761

Smart Technology Ventures 2                          31,311

Harris Kaplan                                         6,263

Margaretha Zeyen Many                                 6,263

Joda Enterprises, Ltd.                                5,299

Andrew J. Filipowski                                 27,676

Odyssey Capital, L.P.                                 6,140

John Bendheim                                         9,209

SEQ Capital Investments                              10,744

R. Torbati Family Trust Dtd. 08/15/93                10,744

NAME OF WARRANTHOLDER                   NUMBER OF SHARES OF COMMON STOCK
---------------------                   --------------------------------
W. Phillip Walsh and Edna A.
Walsh as JTWROS                                        430

Thomas Barry                                           430

Cillian O'Bradaigh                                     492

John Whittier Mason                                    307

Brian Wade                                             921

Linnea Conrad                                         1,228

TOTAL                                                312,952